                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 159d) of
                      the Securities Exchange Act of 1934

                       Date of report: January 15, 1998


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS


        Delaware                   33-80005             38-2748796
        --------                   --------             ----------

(State of incorporation)       (Commission File       (IRS Employer
                                  Number)             Identification No.)

                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events


              The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended January 15, 1998, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


       Designation              Description             Method of Filing
       -----------              -----------             ----------------

       Exhibit 20       Report for the month ended    Filed with this report.
                        January 15, 1998 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Volkswagen Credit Auto Master Trust




                                        By: Volkswagen Credit Auto
                                            Receivables Corporation




                                        By: /s/ Allen L. Strang
                                            -------------------------------
                                            Allen L. Strang
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
                                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
------------------------------------------------------------------------------------------------------------

                                Distribution Date Statement: JANUARY 15, 1998



a.       Aggregate Amount of Collections                                                     $227,865,002.18
         Aggregate Amount of Interest Collections                                            $  2,967,107.18
         Aggregate Amount of Principal Collections                                           $224,897,895.00
         Investment Proceeds                                                                 $          0.00

b.       Series Allocation Percentage                                                                 100.00%
         Floating Allocation Percentage                                                                80.33%
         Fixed Allocation Percentage                                                                     N/A

c.       Total Amount Distributed on Series 1996-1                                           $  1,982,860.10

d.       Amount of Such Distribution Allocable to Principal on 1996-1                        $          0.00

e.       Amount of Such Distribution Allocable to Interest on 1996-1                         $  1,982,860.10

f.       Investor Default Amount                                                             $          0.00

g.       Draw Amount                                                                         $          0.00

h.       Investor Charge Offs                                                                $          0.00
         Amounts of Reimbursements                                                           $          0.00

i.       Monthly Servicing Fee                                                                          1.00%

j.       Expected Controlled Distribution Amount                                             $          0.00

k.       Invested Amount                                                                     $375,000,000.00

l.       Pool Factor                                                                                  100.00%

m.       Available Subordinated Amount                                                       $ 63,670,803.40

n.       Reserve Fund Balance                                                                $  1,875,000.00

o.       Principal Funding Account Balance                                                   $          0.00
         Yield Supplement Account Balance                                                    $  1,160,969.04